Exhibit 99.3

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On April 17, 2013, Primus Telecommunications Group, Incorporated (“PTGi”) announced that PTGi and Primus Telecommunications Canada Inc. (“PTCI”), an indirect wholly owned subsidiary of PTGi, entered into an equity purchase agreement, dated April 17, 2013 (the “Purchase Agreement”), with Rogers Communications Inc., a Canadian telecommunications company listed on the Toronto Stock Exchange, and Rogers Data Services Inc., a wholly-owned subsidiary of Rogers Communications Inc. (“Purchaser”), to sell to Purchaser all of the outstanding equity of BLACKIRON Data ULC (“BLACKIRON”), a direct wholly owned subsidiary of PTCI, for approximately CAD$200 million (the “Transaction”). The purchase price is subject to potential downward or upward post-closing adjustments based on net working capital and cash at closing. In addition, CAD$20 million of the purchase price was placed in escrow to be released 15 months after the closing date, subject to any deductions required to satisfy indemnification obligations of PTGi and PTCI under the Purchase Agreement. The Purchase Agreement also contains customary indemnification obligations, representations, warranties and covenants for a transaction of this nature. In addition, subject to certain exceptions, PTGi and its subsidiaries also agreed for a period of two years from the closing date to certain restrictions on competing with BLACKIRON as provided in the Purchase Agreement.

The following unaudited pro forma consolidated financial information is presented to illustrate the effect of the Company’s disposition of BLACKIRON on its historical financial position and operating results. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2012 is based on the historical statements of the Company as of December 31, 2012 after giving effect to the transaction as if the disposition had occurred on December 31, 2012. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010 are based on the historical financial statements of the Company after giving effect to the transaction as if the disposition had occurred on January 1, 2010. The unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2012 Annual Report on Form 10–K, filed on March 14, 2013.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transaction occurred on the respective date assumed, nor is it necessarily indicative of the Company’s future operating results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable. Based on the December 31, 2012 unaudited pro forma condensed consolidated balance sheet, the Company has calculated an estimated book gain of $120 million from the sale of BLACKIRON.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As Reported December 31, 2012	Pro Forma Adjustments			Pro Forma December 31, 2012
		BLACKIRON Data Operations (a)	Other Adjustments
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$23,197	$(194)	$172,104	(b)	$195,107
Accounts receivable (net of allowance for doubtful accounts receivable)	17,871	(2,073)	—		15,798
Prepaid expenses and other current assets	5,792	(282)	—		5,510
Assets held for sale	40,066	—	—		40,066

Total current assets	86,926	(2,549)	172,104		256,481
RESTRICTED CASH	848	(75)	—		773
PROPERTY AND EQUIPMENT – Net	65,315	(32,107)	—		33,208
GOODWILL	60,744	(20,518)	—		40,226
OTHER INTANGIBLE ASSETS – Net	63,024	(4,363)			58,661
OTHER ASSETS	24,333	—	19,722	(c)	44,055

TOTAL ASSETS	$301,190	$(59,612)	$191,826		$433,404

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$12,218	$(3,575)	$—		$8,643
Accrued interconnection costs	2,992	—	—		2,992
Deferred revenue	8,821	(516)	—		8,305
Accrued expenses and other current liabilities	20,565	(2,884)	—		17,681
Accrued income taxes	7,741	—	—		7,741
Accrued interest	1,716	—	—		1,716
Current portion of long-term obligations	66	(30)	—		36
Liabilities held for sale	24,304	—	—		24,304

Total current liabilities	78,423	(7,005)	—		71,418
LONG-TERM OBLIGATIONS	127,046	(34)	—		127,012
DEFERRED TAX LIABILITY	11,367	(161)			11,206
CONTINGENT VALUE RIGHTS	14,904	—	—		14,904
OTHER LIABILITIES	947	—	19,722	(c)	20,669

Total liabilities	232,687	(7,200)	19,722		245,209
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock	—	—	—		—
Common stock	14	—	—		14
Additional paid-in capital	98,534	—	—		98,534
Accumulated deficit	(23,198)	(52,412)	172,104	(b)	96,494
Treasury stock, at cost	(378)	—	—		(378)
Accumulated other comprehensive income	(6,469)	—	—		(6,469)

Total stockholders’ equity	68,503	(52,412)	172,104		188,195

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$301,190	$(59,612)	$191,826		$433,404

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported	Pro Forma Adjustments	Pro Forma
	Year Ended December 31, 2012	BLACKIRON Data Operations (d)	Year Ended December 31, 2012
NET REVENUE	$260,554	$(33,734)	$226,820
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	125,263	(14,981)	110,282
Selling, general and administrative	102,760	(5,741)	97,019
Depreciation and amortization	31,023	(6,675)	24,348
(Gain) loss on sale or disposal of assets	171	—	171
Asset impairment expense	10,000	—	10,000

Total operating expenses	269,217	(27,397)	241,820

INCOME (LOSS) FROM OPERATIONS	(8,663)	(6,337)	(15,000)
INTEREST EXPENSE	(23,934)	—	(23,934)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(201)	—	(201)
GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	(21,682)	—	(21,682)
GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	1,292	—	1,292
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	86	—	86
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	2,739	—	2,739

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(50,363)	(6,337)	(56,700)
REORGANIZATION ITEMS, net	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(50,363)	(6,337)	(56,700)
INCOME TAX BENEFIT (EXPENSE)	4,518	—	4,518

INCOME (LOSS) FROM CONTINUING OPERATIONS	(45,845)	(6,337)	(52,182)
Less: Net (income) loss attributable to the noncontrolling interest	18	—	18

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(45,827)	$(6,337)	$(52,164)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(3.31)		$(3.77)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(3.31)		$(3.77)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	13,844		13,844

Diluted	13,844		13,844

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported	Pro Forma Adjustments	Pro Forma
	Year Ended December 31, 2011	BLACKIRON Data Operations (d)	Year Ended December 31, 2011
NET REVENUE	$291,386	$(30,791)	$260,595
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	143,347	(12,823)	130,524
Selling, general and administrative	110,711	(5,526)	105,185
Depreciation and amortization	35,371	(5,955)	29,416
(Gain) loss on sale or disposal of assets	(12,948)	—	(12,948)
Asset impairment expense	—	—	—

Total operating expenses	276,481	(24,304)	252,177

INCOME (LOSS) FROM OPERATIONS	14,905	(6,487)	8,418
INTEREST EXPENSE	(30,811)	—	(30,811)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(213)	—	(213)
GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	(7,346)	—	(7,346)
GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	2,902	—	2,902
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	1,265	—	1,265
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	(2,426)	—	(2,426)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(21,724)	(6,487)	(28,211)
REORGANIZATION ITEMS, net	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(21,724)	(6,487)	(28,211)
INCOME TAX BENEFIT (EXPENSE)	(1,282)	—	(1,282)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(23,006)	(6,487)	(29,493)
Less: Net (income) loss attributable to the noncontrolling interest	(5,461)	—	(5,461)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(28,467)	$(6,487)	$(34,954)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(2.19)		$(2.69)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(2.19)		$(2.69)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	12,994		12,994

Diluted	12,994		12,994

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported	Pro Forma Adjustments	Pro Forma
	Year Ended December 31, 2010	BLACKIRON Data Operations (d)	Year Ended December 31, 2010
NET REVENUE	$282,017	$(27,068)	$254,949
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	134,892	(11,457)	123,435
Selling, general and administrative	113,008	(4,997)	108,011
Depreciation and amortization	40,177	(5,710)	34,467
(Gain) loss on sale or disposal of assets	(196)	—	(196)
Asset impairment expense	—	—	—

Total operating expenses	287,881	(22,164)	265,717

INCOME (LOSS) FROM OPERATIONS	(5,864)	(4,904)	(10,768)
INTEREST EXPENSE	(35,331)	—	(35,331)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(183)	—	(183)
GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	164	—	164
GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	(13,737)	—	(13,737)
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	(167)	—	(167)
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	6,570	—	6,570

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(48,548)	(4,904)	(53,452)
REORGANIZATION ITEMS, net	1	—	1

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(48,547)	(4,904)	(53,451)
INCOME TAX BENEFIT (EXPENSE)	6,515	—	6,515

INCOME (LOSS) FROM CONTINUING OPERATIONS	(42,032)	(4,904)	(46,936)
Less: Net (income) loss attributable to the noncontrolling interest	105	—	105

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(41,927)	$(4,904)	$(46,831)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(4.31)		$(4.82)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(4.31)		$(4.82)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	9,721		9,721

Diluted	9,721		9,721

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2012 includes the following adjustments:

(a)	To reflect the disposition of BLACKIRON’s specified balance sheet accounts as of December 31, 2012.

(b)	To reflect the cash received from Purchaser for the sale of BLACKIRON, net of transaction costs directly related to the sale and amounts deposited into escrow.

(c)	To reflect the amount of proceeds deposited into escrow and deferral of gain.

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010 include the following adjustments:

(d)	To reflect the removal of the operating results of BLACKIRON as if the transaction occurred on January 1, 2010.